            Exhibit 10.9

FIRST AMENDMENT
TO
Seventh Amended and Restated
MASTER THROUGHPUT AGREEMENT
This First Amendment to the Seventh Amended and Restated Master Throughput Agreement (“this “Amendment”) by and between HOLLYFRONTIER REFINING & MARKETING LLC (“HFRM”) and HOLLY ENERGY PARTNERS-OPERATING, L.P. (“HEP Operating”) is dated as of April 30, 2021, to be effective as of April 1, 2021 (the “Effective Date”). Each of HFRM and HEP Operating are referred to collectively herein as the “Parties.”

WHEREAS, HEP Operating completed a sale of its six inch diameter refined products pipelines from Artesia, New Mexico to El Paso, Texas; and

WHEREAS, the Parties desire to amend certain provisions of the Seventh Amended and Restated Master Throughput Agreement, dated effective as of January 1, 2021, by and between the Parties (the “Agreement”) to reflect the foregoing as set forth herein.

NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties hereby agree as follows:

ARTICLE 1.
AMENDMENTS

a.Amendment to Exhibit N-1. Exhibit N-1 attached to the Agreement is hereby deleted and replaced in its entirety with Exhibit N-1 attached to this Amendment.

ARTICLE 2.
MISCELLANEOUS

i.Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.

ii.Successors and Assigns. Section 13.2 of the Agreement is hereby incorporated by reference into this Section 2.2, mutatis mutandis.

iii.Entire Agreement. The Agreement, as amended by this Amendment, contains the entire agreement between the Parties as to the subject matter of the Agreement and, except as provided for in this Amendment, the terms and provisions of the Agreement shall remain in full force and effect as originally written.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the undersigned Parties have executed this Amendment as of the date first written above to be effective as of the Effective Date.

HEP OPERATING:

    Holly Energy Partners-Operating, L.P.

By:     /s/ Richard L. Voliva III
Richard L. Voliva III
President

HFRM:

    HollyFrontier Refining & Marketing LLC

By:     /s/ Tim Go
Tim Go
Executive Vice President and Chief Operating Officer

[Signature Page 1 of 2 to the First Amendment to the Seventh Amended and Restated Master Throughput Agreement]

ACKNOWLEDGED:

HOLLYFRONTIER CORPORATION

By: /s/ Michael C. Jennings
Name: Michael C. Jennings
Title: President and Chief Executive Officer

HOLLY ENERGY PARTNERS, L.P.

By:    HEP Logistics Holdings, L.P.,
    its General Partner

By:    Holly Logistic Services, L.L.C.,
    its General Partner

By: /s/ John Harrison
Name: John Harrison
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page 2 of 2 to the First Amendment to the Seventh Amended and Restated Master Throughput Agreement]

Exhibit N-1
to
Seventh Amended and Restated
Master Throughput Agreement
(as amended)

Refined Products Pipelines

Pipeline	Origin and Destination	Miles of Pipeline	Diameter (inches)	Capacity (Bpd)
South System	Artesia, NM to Orla, TX to El Paso, TX	221	12/8	95,000
	Artesia, NM to El Paso, TX (Magellan El Paso Terminal)	210	12	100,000
Artesia Moriarty	Artesia, NM to Moriarty, NM	215	12/8	27,000
Artesia Bloomfield	Artesia, NM to Bloomfield, NM	406	12/8	Same as above